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                                 STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT
                                 JANUARY 27, 2006


MORGAN STANLEY INSTITUTIONAL FUND, INC.

The following information is hereby added as a non-fundamental investment limitation within the section of the STATEMENT OF ADDITIONAL INFORMATION titled "Investment Limitations -- Non-Fundamental Investment Limitations":

     Each current Portfolio will not:

     (5) invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

With respect to the Global Value Equity Portfolio, the following information is hereby added within the section of the STATEMENT OF ADDITIONAL INFORMATION titled "V. Investment Advisory and Other Services -- Fund Management":

     OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS: As of December 31, 2005, Noreen Griffin and Colin McQueen managed seven mutual funds with a total of approximately $2.3 billion in assets; ten pooled investment vehicles other than mutual funds with a total of approximately $1.6 billion in assets; 616 other accounts (including separate accounts managed under certain "wrap free programs") with a total of approximately $2.3 billion in assets.

     SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS: As of December 31, 2005, Noreen Griffin and Colin McQueen did not own any securities in the Portfolio.

[SIDEBAR]
Supplement dated January 27, 2006 to the Statement of Additional Information of Morgan Stanley Institutional Fund, Inc. dated April 29, 2005










                PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.